LETTER FROM THE VICE CHAIRMAN
--------------------------------------------------------------------------------

I am pleased to present the 1998 Annual Report for the Facilitator(R) Multi-Funded Variable Annuity policies.

This Annual Report contains valuable financial information including year-end performance data for the underlying portfolios and separate account financial statements for each of the investment divisions that are available with our Facilitator(R) Variable Annuity policy.

ECONOMIC ENVIRONMENT YEAR-END REVIEW

The United States economy had another stellar year of rapid growth and low inflation in 1998, as a sharply deteriorating trade deficit and shrinking manufacturing sector were more than offset by surging domestic demand. Real Gross Domestic Product (GDP) rose by an estimated 3.7% near its 1997 performance and still well above virtually all estimates of the economy's non-inflationary growth potential. As a result, the unemployment rate continued to decline from 4.7% in December 1997 to 4.3% in December 1998, the lowest rate since 1970.

Nevertheless, inflation remained remarkably subdued during the year, with the Consumer Price Index (CPI)(1) rising 1.6% over the twelve months ending in December (vs. 1.7% in 1997 and 3.3% in 1996). The strong dollar, along with falling prices of oil and other commodity prices, helped keep inflation in check despite rising wages and strong demand.

Bond yields continued their downward cycle, with treasury yields reaching their lowest levels since the 1960's. Earlier in the year, the Federal Reserve adopted a tightening bias due to concerns about an overheating economy and soaring stock market. Later in 1998, however, with credit and liquidity spreads soaring in response to plunging oil and other commodity prices, deteriorating economic conditions in the rest of the world, a Russian debt default, and the bailout of a heavily leveraged hedge fund, the Federal Reserve lowered interest rates by 75 basis points in three easing moves. This, combined with similar moves by other central banks around the world, greatly eased the stress in financial markets and provided some insurance against recession. The positive stock market response helped encourage consumers to keep spending.

In 1999, growth is expected to finally slow as weakness in manufacturing spreads to other economic sectors. Inflation is likely to pick up, but only slightly as the unemployment rate begins to drift upward again and import competition continues to restrain domestic prices. Bond yields may fall further, and some additional Federal Reserve easing is likely once there is clear evidence of slower growth. Later in the year, however, growth is expected to begin strengthening again in response to Federal Reserve easing and improving conditions abroad.

For the stock market, 1998 demonstrated overall solid performance combined with major volatility. The Dow Jones Industrial Average(2) ended the year with a gain of 18.1%. The S&P 500 Index(3) was up an even stronger 28.6% for an unprecedented fourth year of increases exceeding 20%. However, the bull market suffered a severe interruption from mid-July until the end of August, and could well have been down for the year if not for the timely action of the Federal Reserve and other central banks. Market conditions for 1999 are likely to be mixed. Corporate profits are likely to suffer from slower growth and continuing margin pressures from abroad. Interest rates could well reach a trough during the year. Uncertainties about the millennium bug may worry investors. On the positive side, the long-term outlook for the U.S. economy remains extremely favorable, and prospects for the rest of the world are likely to improve.

VARIABLE ANNUITIES IN GENERAL

The United States variable annuity industry set another record sales year in 1998. Variable annuity sales of $88.1 billion were up 12% versus 1997 results. Variable annuity industry assets rose 22% to $778.4 billion in 1998.

Variable annuities are viewed as an effective financial vehicle to help Americans live comfortably during their retirement years. In addition to providing a choice of investment divisions from an array of cash, bond and equity sectors covering markets throughout the United States and abroad, variable annuities offer additional features and benefits including tax deferral, an income for life, a guaranteed fixed interest account, and a death benefit provision.

New York Life Insurance and Annuity Corporation (NYLIAC) recorded $1.5 billion in variable annuity premiums during 1998, representing a 28% increase from 1997 results.

Thank you for making us "The Company You Keep(R)".

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
Vice Chairman
New York Life Insurance Company,
parent of New York Life Insurance and Annuity Corporation

(1) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.
(2) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(3) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

--------------------------------------------------------------------------------

MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

Given a scenario of floundering Asian economies, a Russian financial crisis which spread to Latin America, an American President undergoing impeachment, a third quarter stock market correction, another bombing of Iraq, and finally the collapse of one of the most respected hedge funds, one would expect investors to react negatively. Instead, financial markets exhibited for a fourth straight year unprecedented staying power and resiliency. The Dow Jones Industrial Average(1) increased 18.13%, the S&P 500(2) (including income) advanced 28.58% and the NASDAQ Composite(3) rose 39.63%.

However, what the numbers do not reveal is that only a handful of very large capitalization stocks pushed up the averages, while the majority of smaller issues trailed badly -- a continuation of the trends of the past three years. The S&P 500 outshone the Dow Industrials because it includes such companies as Microsoft, Dell Computer and Intel, the kind of companies that ruled the market. This is despite the fact that big-stock valuations are at or near record levels hit last July. In dramatic contrast, small capitalization stocks lost 2.55% as represented by the Russell 2000(4). Traditional deep value investing also suffered as these stocks sorely underperformed their large-cap growth peers, with the lowest price-to-earnings stocks actually showing a loss for the year.

In addition to the large-cap effect, another factor contributed to the market's rise during 1998. Internet-related companies, such as Amazon.com and eBay, saw their stock prices more than double as Internet mania took over the investment scene. The entire technology sector contributed heavily to the market's return as many investors thought any computer-related business would benefit from the increase in demand due to the Internet. Other highly performing industries included entertainment and drug retailers.

There were few good markets on the international front during 1998. Investments in Europe, where markets were anticipating monetary and economic unity, were for the most part positive. On the other hand, the Asian financial crisis which started with the Thai baht's devaluation in 1997, caused devaluation fears around the world among investors, culminating in Russia's financial fiasco and subsequently Latin America's. Complacent investors were suddenly and shockingly confronted with the high degrees of risk they were assuming across emerging markets. Volatility reached levels seldom experienced this century. The Dow Jones had ten swings of more than 5% during 1998 -- twice the usual amount. Two of those occasions were swings of greater than 15%.

Many investors embraced the perceived safety of U.S. Treasury bonds in 1998, with the 30-year U.S. Treasury bond up 17.1%, more in line with historical stock returns. For the bond market as a whole, many non-government bond sectors had high volatility at best, losses at worst. 1998 was the first year since 1990 that safer bonds had higher returns than riskier bonds. In fact, 1998 was the worst year for most risky bonds since 1990. Escalating concerns regarding struggling Asian economies and developing problems in Latin America over the summer caused a "flight to safety" to U.S. Treasuries.

Credited with bringing about stability and putting the stock market back on its positive trajectory is Federal Reserve Chairman Alan Greenspan who led the move to lower Federal Funds rates in September, October and November. Once convinced that the Federal Reserve Board would do anything to prevent a financial meltdown, many investors poured dollars back into the stock market, pushing valuations to record high levels. Inflows into stock mutual funds returned to positive territory after a negative August.

Even though the U.S. economy seems to be on sound footing with an accommodating Federal Reserve, risks to the financial markets include a continuing malaise in Southeast Asian and weak Latin American financial markets. Continuing deflationary trends, not an economic scenario since the 1930s, and corporate earnings disappointments could derail investor expectations of higher than historical returns that we have experienced for the past several years.

--------------------------------------------------------------------------------

Going forward, most economists see a slowly growing economy, continuing mild inflation and relatively low interest rates. General demographic trends and macroeconomic themes will continue to support equity investments into 1999. Technological advances should help productivity and utilization of resources. Stock market inflows should continue to be bolstered by U.S. baby boomers properly saving for their retirement needs.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) "NASDAQ Composite Index" is an unmanaged index and is considered generally representative of the U.S. small capitalization stock market.
(4) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 with higher price-to-book ratios and higher forecasted earnings growth values. The Index is unmanaged, does not reflect fees or expenses, and is not available for direct investment.

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

--------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

Market Overview

Global events dominated investment market news in 1998. Beginning with the Asian debt market crisis, followed by the Russian economic meltdown of the summer, global investment system signals started to flash "caution" to worldwide investors at an increasing pace. These messages were offset by strong positive signals from the U.S. economy, and to a lesser extent, from Europe.

Within the U.S., continued economic growth has been driven by strong corporate competitiveness and robust job growth despite these shocks. A major contributor to economic health has been the low level of inflation, producing quality earnings and a stable capital planning platform for corporations. U.S. companies have used their capital wisely, especially compared to some of the "capital-burning" practices of certain Asian economies. The emergence of the Euro as a common currency and prospects for improved economic integration have provided positive fundamentals for Europe.

As a consequence, 1998 turned in another strong year of investment performance for both stock and bond investors. Some bond investors were burned by the emerging market disarray as the market adopted a more restrictive credit risk stance. However, by and large most bondholders benefited by the decline in longer term Treasury rates of almost 1% as the Federal Reserve cut rates three times during the course of the year. Most stock investors fared even better as the S&P 500(1) returned 28.6%. Despite some deceleration of U.S. corporate profit growth, the stock market benefited from lower interest rates, record levels of merger and acquisition activity, and strong inflows from mutual funds and foreign investors.

Going forward, the fundamentals of low inflation, capital discipline, fiscal and monetary strength combined with a healthy job market should provide for steady growth. Offsetting these positive factors are the risk of further global economic weakness in Japan or emerging market countries, Y2K dislocations or unanticipated inflationary pressures. On balance, our outlook for 1999 remains positive.

We see value in the bond sector, especially in the corporate bond market where credit spreads have widened. We also have a positive outlook for the stock market, but we anticipate notable disparities in performance by sector, further accentuating a trend begun in 1998 where strong performance was concentrated in a limited number of stocks.

The Portfolios we manage performed very well relative to their objectives in 1998. Further discussions by our managers regarding Portfolio performance and market outlook for their respective sectors follow.

Jean E. Hoysradt
Senior Vice President
in Charge of the Investment Department
New York Life Insurance Company

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

1998 MARKET RECAP
- In 1998, the money markets were influenced in various ways by modest inflation, low unemployment, falling commodity prices, and a budget surplus that reduced Treasury issuance.
- During the first half of 1998, the money market yield curve was flat and exhibited low volatility, while during the second half of the year, volatility increased dramatically.
- Financial difficulties in Asia, Russia, and Brazil resulted in a flight to quality that raised demand for high-quality, highly liquid securities.
- In the third quarter, problems at a major hedge fund disrupted market activity, making it difficult for any but the strongest issuers to raise money in the capital markets.
- The Federal Reserve Board cut short-term interest rates three times between September and November in order to restore stability to the markets.

1998 PORTFOLIO RECAP
- For the 12 months ended 12/31/98, the MainStay VP Cash Management Portfolio returned 5.18%.
- Throughout the first half of the year, the Portfolio maintained its investment days to maturity in a relatively stable range, lengthening days to maturity in midsummer, when Russian and Latin American difficulties began to affect the market.
- Concentration on top-tier securities helped the Portfolio outperform as spreads widened to near recession levels among second-tier names in the second half of the year.
- The Portfolio outperformed the average Lipper(1) Variable Products money market portfolio, which returned 5.10% for the year-ended 12/31/98.

MANAGEMENT DISCUSSION AND ANALYSIS
Overall, 1998 was a year of extremes in the bond and money markets, causing investors to reevaluate risk at several levels. The first half of the year saw the lowest level of volatility in 15 years, while the second half of the year reflected the highest volatility in 15 years.

A variety of forces fueled the progress of the income markets, including a budget surplus that reduced Treasury issuance and tightened supply, and a flight to quality in the third quarter of 1998 that dramatically increased demand for government bonds. Fueled by financial problems in Asia, Russia, and Latin America, and the near collapse of one of the world's largest hedge funds, investors rushed to purchase high-quality, highly liquid issues, which was generally positive for the money market.

Meanwhile, modest inflation, low unemployment, and a strong U.S. dollar provided a positive economic backdrop, but earnings disappointments at leading corporations caused wide swings in the stock market, eroding investor confidence in the third quarter of 1998. Yield spreads on second-tier money market instruments widened to near recession levels, while first-tier securities remained strong on a relative basis. The Federal Reserve moved to stabilize the situation by reducing interest rates three times in the third and fourth quarters.

HOW DID THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM IN THIS MARKET ENVIRONMENT?
The MainStay VP Cash Management Portfolio outperformed the average Lipper Variable Products money market portfolio, which returned 5.10% over the one-year period ending 12/31/98.

WHAT ACCOUNTED FOR THE PORTFOLIO'S ABOVE-AVERAGE PERFORMANCE?
Several factors contributed to the Portfolio's strong performance. In the first half of the year, a flat yield curve provided few opportunities to add value by changing days to maturity, so the Portfolio concentrated on securities with yield-enhancing characteristics, such as domestic and Yankee issues, corporate and asset-backed commercial paper, and floating-rate notes. Each of these helped the Portfolio outperform in the first half of the year.

As financial difficulties in Russia and a major hedge fund setback began to rock the markets, we lengthened the Portfolio's days to maturity, believing that the Federal Reserve Board would likely adopt an accommodative policy to help stabilize the situation. From September through November, the Federal Reserve Board moved to reduce short-term interest rates three times, which had a positive impact on the Portfolio's performance. When European central banks took similar action, the Portfolio's positioning was further enhanced.

DID THE PORTFOLIO OWN ANY SECURITIES IN TROUBLED MARKETS?
No. The Portfolio maintained its high-quality orientation throughout the year, avoiding emerging market debt and Latin American issues. Instead, it concentrated entirely on top-tier money market instruments, which means securities in the highest rating category. It did not own any split-rated issues or second-tier securities during 1998.

WHAT TYPES OF YANKEE SECURITIES DID THE PORTFOLIO OWN?
The Portfolio invested in Yankee instruments from Canada, Western European countries, and Australia. Most carried a long-term rating at or above AA.(2) The Portfolio invested in Yankee banks that are among the largest banks in the world and have strong franchises in their domestic markets.

DID ANY OF THE PORTFOLIO'S SECURITIES FACE PROBLEMS DURING THE YEAR?
No, they did not. This underscores the value of our decision to stick with the highest-quality securities. In the second half of the year, spreads on second-tier issues widened considerably, to near-recession levels. Since the Portfolio did not own any of these securities, it did not face the negative impact on performance that came with widening spreads.

WHERE DID THE PORTFOLIO INVEST ITS ASSETS?
Primarily in extremely liquid investments, such as commercial paper and bank certificates of deposit, and floating-rate notes. The Portfolio did not invest in more exotic securities such as callable CDs or other issues with imbedded option features. Instead, the Portfolio stuck with relatively plain conservative issues.

Regarding asset allocation, the Portfolio concentrated most heavily in commercial paper and CDs from banks and bank holding companies. The Portfolio also had a relatively strong weighting in top-tier asset-backed securities, including asset-backed commercial paper, agency conventional mortgage loans, trade receivables, and corporate loans. Since these securities offer higher yields than ordinary commercial paper, they contributed positively to performance without compromising quality. In selecting asset-backed securities for the Portfolio, we look for high credit quality, strong cash flows backed by collateral, and a highly rated credit enhancement.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We expect the Federal Reserve Board to remain on hold for the early part of 1999, but believe they may have a bias toward easing interest rates later in the year. We will manage the Portfolio's investment days to maturity accordingly. While we remain optimistic, recent developments illustrate that risk is a major investor concern and dislocations can easily occur in the money market as a result of international developments or problems with corporate earnings. Whatever happens, the Portfolio will continue to seek high-quality securities that may provide a high level of current income consistent with preservation of capital and liquidity.

Ed Munshower
Claude Athaide
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

Though an investment in a money market portfolio is generally considered to be protected from market risk, this investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in this Portfolio.

MAINSTAY VP BOND PORTFOLIO

1998 MARKET RECAP
- Global events dominated the fixed income markets in 1998. Fixed income securities with the slightest hint of credit risk experienced spread pressure, and liquidity became the principal concern of investors.
- The Federal Reserve Bank eased monetary policy three times during the course of the year. The Fed took these actions in an effort to provide liquidity to the market and allay fears regarding a global financial crisis.
- The market experienced a significant rally for the year. The five-year U.S. Treasury note declined 116 basis points.

1998 PORTFOLIO RECAP
- For the year-ended 12/31/98, the Portfolio had a return of 9.12%, outperforming the average portfolio in its Lipper(1) peer group (Corporate Debt A Rated), which returned 8.07%.
- The Portfolio ranked seventh out of 30 funds (top 23.3%) in its Lipper variable product universe.
- Market risk was limited by maintaining a relatively neutral duration posture throughout the year.
- An average investment portfolio quality of at least AA- was maintained throughout the year, limiting credit risk.

MANAGEMENT DISCUSSION AND ANALYSIS
Early in 1998, the bond market exhibited surprising stability. This stability was the result of two opposing forces, severely weakened foreign economies countered by a domestic economy which continued to exhibit strength. As the year progressed, a series of global events led to a significant flight to quality trade. This created a tremendous demand for liquid, high quality securities. Concerns about defaults in Russia, its contagion effect on other emerging markets, the continued banking crisis in Japan along with hedge fund liquidations put enormous downward pressure on risk assets. In late September, the Federal Reserve Bank initiated a series of interest rate cuts in an effort to provide calm to the markets. The Federal Reserve actions proved effective, as risk asset classes regained stability in the fourth quarter.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S POSITIVE PERFORMANCE?
The conservative nature of the Portfolio aided it greatly in 1998. The Portfolio's high overall credit quality insulated it from the extreme spread pressure experienced by portfolios with a higher concentration of risk assets. The Portfolio had minimal exposure to sectors most adversely affected by the global financial crisis such as high yield and emerging markets.

WHAT WAS YOUR PRIMARY STRATEGY DURING 1998?
The Portfolio shifted assets from the corporate and mortgage sectors to the U.S. Treasury sector. We took these actions to take advantage of the flight to quality trade and to reduce the Portfolio's credit and call risk. The Portfolio's investments credit quality improved from AA- to AA+ during the course of the year.

WHERE DO YOU PERCEIVE RISK IN THE PORTFOLIO?
If risk asset classes such as emerging market debt and high yield rebound in 1999, our underweighting in these sectors could hamper our performance relative to our peer group. The Portfolio's investments overall credit quality and structure continues to be consistent with our long-term conservative approach to managing the Portfolio. However, if we see value in riskier asset classes during the course of the year, we will make Portfolio adjustments to take advantage of these opportunities.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN 1999?
The Federal Reserve's interest rate cuts in 1998 have lowered, but not eliminated, the risk of a pending recession. The robust stock market along with recent economic strength should keep the Federal Reserve on hold in the early part of the year. With spreads at historically wide levels, we see an opportunity in the corporate bond market.

Trepidation about global economies such as Brazil, along with the Y2K issue and a potential stock market correction, could put the Federal Reserve back in the easing mode later this year.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Joseph DePasquale
Portfolio Managers
New York Life Insurance Company

                            $10,000 INVESTED IN THE
                    MAINSTAY VP BOND PORTFOLIO ON 1/23/84 VS
                     MERRILL LYNCH CORPORATE AND GOVERNMENT
                MASTER INDEX(2) AND THE CONSUMER PRICE INDEX(3)

                                 [Line Chart]

                                                                             MERRILL LYNCH CORPORATE
                                                                              AND GOVERNMENT MASTER
                                                     BOND PORTFOLIO                   INDEX               CONSUMER PRICE INDEX
                                                     --------------          -----------------------      --------------------
1/23/84                                                 10000.00                    10000.00                    10000.00
1984                                                    11028.00                    11422.00                    10365.00
1985                                                    13370.40                    13583.00                    10758.90
1986                                                    15532.30                    15706.10                    10877.20
1987                                                    17637.00                    16035.90                    11359.10
1988                                                    17390.00                    17273.90                    11861.10
1989                                                    19396.90                    19714.70                    12412.70
1990                                                    20948.60                    21388.40                    13171.10
1991                                                    24390.50                    24787.10                    13574.10
1992                                                    26373.40                    26690.70                    13967.80
1993                                                    29380.00                    29642.70                    14351.90
1994                                                    28384.00                    28673.40                    14735.10
1995                                                    33581.10                    34138.50                    15065.20
1996                                                    34269.50                    35132.00                    15563.80
1997                                                    37576.50                    38567.90                    15828.40
1998                                                    42243.00                    41004.00                    16083.00

One Year:            9.12%
Five Years:          6.89%
Ten Years:           8.96%
Since Inception:
(1/23/84)           10.02%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.
(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

1998 MARKET RECAP
- International economic weakness caused U.S. corporate profit growth to decelerate.
- Global recession fears prompted three interest rate cuts by the Federal
  Reserve.
- The market saw strong inflows into mutual funds and increased demand for U.S. equities by foreigners.
- Record levels of merger and acquisition activity helped boost equity valuations.

1998 PORTFOLIO RECAP
- For the year ended 12/31/98, the MainStay VP Growth Equity Portfolio returned 26.59%.
- The Portfolio outperformed the Lipper(1) Variable Products growth fund average of 24.94%.
- The Portfolio benefited from its holdings of technology stocks, which generated extremely strong returns throughout the year.
- The Portfolio's health care and consumer holdings also provided substantial gains in 1998.

MANAGEMENT DISCUSSION AND ANALYSIS
The main issue facing investors in 1998 was the debate over the impact of economic problems of emerging markets on the U.S. economy and financial markets. The market's perception of emerging market problems grew from being a non-event early in the year to a full-scale crisis by the end of the third quarter. Fortunately, the Federal Reserve and foreign central banks were able to enact a coordinated round of global interest rate cuts. The easing of money supply provided liquidity for the financial markets and enabled investor confidence to return.

The market was also impacted by several favorable liquidity factors in 1998. Mainly, foreign investment into the U.S. equity market was at record levels as international investors sought out the world's strongest economy in a time of global economic uncertainty. In addition, over a billion dollars of merger and acquisition activity helped enhance equity valuations while shrinking supply. Finally, individual investor demand remained robust as the public continued to invest through mutual funds.

Market performance was narrow once again in 1998 as larger capitalization issues outperformed smaller capitalization issues by a wide margin. While the S&P 500 Index(2) was up 28.6% in 1998, the median stock in the index returned approximately 7.0%. These figures point to the fact that investors wanted to place their money in larger issues with consistent earnings growth.

CAN YOU DISCUSS THE MAINSTAY VP GROWTH EQUITY PORTFOLIO'S PERFORMANCE?
For the year-ended 12/31/98, the MainStay VP Growth Equity Portfolio had a total return of 26.59%. Once again this placed us ahead of the Lipper Variable Products growth fund average return of 24.94%. This marked the sixth time in the last seven years that we have outperformed the Lipper Variable Products growth fund average.

WERE THERE ANY MAJOR EVENTS IN 1998, WHICH CAUGHT YOU BY SURPRISE? HOW DID YOU REACT?
A major surprise of 1998 was not that the Federal Reserve began lowering interest rates in October but the aggressiveness they displayed in doing so. Earlier in the year, there were many conflicting signals on the direction of the economy. The Federal Reserve chose to retain a neutral posture. However, as it became clear that emerging market problems were starting to affect the U.S. economy and financial markets, the Federal Reserve had no other option than to lower interest rates. Another surprise was the speed in which the equity market responded to the Federal Reserve's easings. The old saying "Never fight the Fed" really held in the fourth quarter of 1998.

We responded to the Federal Reserve's action by quickly moving more cash into the market, although the Portfolio kept a higher position in cash than normal given our concerns about the tenacity of the market rally. We decided to increase the Portfolio's technology holdings as they appeared to have the best relative growth prospects in the market while also focusing on certain companies such as United States Filter which saw its stock price inordinately hurt by the third quarter's correction.

WHAT WERE THE PORTFOLIO'S BEST OVERALL PERFORMERS IN 1998?
The Portfolio's best overall performers were mainly technology issues. This comes as no surprise as this sector was the equity market's performance leader by a wide margin. In particular, Internet related stocks were the best performers. America Online was by far the Portfolio's best performing stock of the year with an astonishing return of 586%. The stock appreciated as many investors began to believe in the viability of the Internet. Despite the fact that America Online is one of the few Internet companies with operating profits, we are somewhat concerned with the valuation of the stock and the Portfolio has taken some gains as its stock price has moved up. The stock of EMC was another strong performer with a return of 209% for the year.

Cisco Systems stock continued to display strong gains in 1998 with a return of 149%. The company continues to be a preeminent provider of networking and communications equipment.

WHAT WERE THE PORTFOLIO'S WORST OVERALL PERFORMERS IN 1998?
The Portfolio's worst performing stocks were its holdings of Halliburton and Schlumberger which were both down approximately 41% for the year. Both companies are involved in the oil drilling and equipment industry, which has fallen on tough times of late with the severe downturn seen in energy prices. Unfortunately, we underestimated the effect that falling energy prices would have on these stocks. Currently, we view each of these stocks as value holdings while we await a turnaround in the energy sector. Another stock that negatively impacted the Portfolio was Equifax, which decreased 11%. The company, a provider of credit information, pre-announced an earnings disappointment in late December, which caused a steep decline in the price of the stock. The adverse reaction was a result of operating problems in the company's European operations which interrupted the company's record of consistent earnings growth.

CAN YOU GO OVER SOME OF THE BEST DECISIONS YOU MADE?
The best decision we made was to keep the Portfolio with a growth stock orientation, which proved most beneficial as growth stocks continued to outperform value stocks by a wide margin. We also let the Portfolio's cash position build up during the summer correction, which helped offset some potential losses. In particular, we were timely in lowering the Portfolio's exposure to the financial sector at that time. Another decision which proved beneficial was increasing the Portfolio's technology exposure in late November. This was a timely call as this sector surged in the month of December. The Portfolio's three new holdings that month, Sun Microsytems, Texas Instruments and Hewlett-Packard were positive contributors to year-end results.

WHAT WERE SOME OF THE WORST DECISIONS YOU MADE?
Probably one of the worst decisions was not having a higher weighting in technology holdings. While the Portfolio was moderately overweighted in technology throughout the year, it would have benefited to a greater extent with a higher weighting. In addition, the Portfolio's investment position in the energy sector, while underweighted, was too high. In particular, the Portfolio's oil service positions were especially weak performers. While the Portfolio's holdings in this sector did not perform up to our expectations, the relative performance was exacerbated by the extremely strong performance of the equity market in the fourth quarter.

WERE YOU SIGNIFICANTLY OVERWEIGHTED OR UNDERWEIGHTED IN ANY SECTORS?
The Portfolio does not significantly overweight or underweight any major market sectors as we manage the Portfolio as a relatively sector balanced portfolio. We keep the Portfolio's sector weightings between 0.5 times and 1.5 times the appropriate S&P 500 sector weighting. The Portfolio's sector weightings have been an important component in its excellent performance. These weightings are determined from our global outlook on the macroeconomic environment.

WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?
We remain somewhat optimistic on the equity market, but with some reservations. Our optimism is based primarily on our positive outlook for low inflation and interest rates. However, corporate earnings growth should be restrained in the 5-7% range. In such an environment, we expect traditional growth stocks to continue to lead the market.

Our positive stance on the market could be seriously tested by the potential problems resulting from the Y2K or millenium bug, which could seriously impact our economy if remediations are not completed by year-end. We will closely monitor the progress of the government and business community in regard to their Y2K compliance.

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life Insurance Company

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GROWTH EQUITY PORTFOLIO
                           ON 1/23/84 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(3)

                                 [LINE CHART]

                                                 GROWTH EQUITY PORTFOLIO             S&P 500              CONSUMER PRICE INDEX
                                                 -----------------------             -------              --------------------
1/23/84                                                 10000.00                    10000.00                    10000.00
1984                                                     9824.00                    10755.00                    10365.00
1985                                                    12162.10                    14199.80                    10758.90
1986                                                    12648.60                    16833.90                    10877.20
1987                                                    13035.60                    17712.60                    11359.10
1988                                                    14791.50                    20691.90                    11861.10
1989                                                    18632.90                    27216.00                    12412.70
1990                                                    17535.40                    26350.60                    13171.10
1991                                                    23472.90                    34405.90                    13574.10
1992                                                    26423.50                    37051.80                    13967.80
1993                                                    30046.10                    40753.20                    14351.90
1994                                                    30406.70                    41278.90                    14735.10
1995                                                    39273.30                    56791.50                    15065.20
1996                                                    48895.20                    69829.60                    15563.80
1997                                                    61975.00                    93111.00                    15828.40
1998                                                    78454.00                   119723.00                    16083.00

One Year:           26.59%
Five Years:         21.16%
Ten Years:          18.16%
Since Inception:
(1/23/84)           14.78%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not reflective of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

                                    GLOSSARY

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BULL MARKET/BEAR MARKET: A bull market occurs when security prices are rising; a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

CALL RISK: A bondholder's risk that the bond may be redeemed by the issuer prior to maturity.

CAPITALIZATION: The amount of outstanding equity and debt a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

CASH FLOW: The amount of income or earnings available to cover outstanding liabilities and other obligations, including debt service.

COMMODITIES: Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

CREDIT RISK: The risk that the issuer of a security may go into bankruptcy or default on payments, causing the investor to lose all or part of the investment.

DEVALUATION: A lowering of the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation can also result from a rise in the value of other currencies relative to the currency of a particular country.

DURATION: A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

EARNINGS PER SHARE: The portion of a company's profit allocated to each share of outstanding common stock.

EMERGING MARKETS: Countries with smaller or more recently established capital markets.

FEDERAL RESERVE BOARD: The seven member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FIRST-TIER/SECOND-TIER: Money market instruments in the highest rating category by two or more major rating agencies are called first-tier or top-tier securities, while securities in the second-highest rating category by two or more major rating agencies are referred to as second-tier securities.

FLIGHT TO QUALITY: When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, market or credit concerns that suggest lower quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

GROSS DOMESTIC PRODUCT (GDP): The total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.

HEDGE FUND: A private investment partnership or off-shore investment corporation that may take both long and short positions, use leverage and derivative securities, and invest across many markets. Hedge funds may use high-risk or speculative investment strategies and move billions of dollars in and out of the markets quickly.

INFLATION/DEFLATION: Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods over time. When deflation occurs, the purchasing power of the dollar increases.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

MERGERS AND ACQUISITIONS: A merger is a combination of two companies. An acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

PRICE-TO-EARNINGS RATIO: The price of a stock divided by its earnings per share.

RECESSION: A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

SUPPLY AND DEMAND: In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

In the stock market, an oversupply of a product or service can reduce demand and lower stock prices. When demand increases relative to supply, stock prices may recover.

TIGHTEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

WEIGHTING: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighed in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole or the country's total equities relative to the international equity markets as a whole.

YANKEE ISSUES: Dollar-denominated income securities issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

YIELD SPREAD: The difference in yield between securities in different market sectors, such as government and mortgage-backed securities -- or between different securities in a single sector, such as 2- and 30-year Treasuries or PRIME-1 and PRIME-2 rated commercial paper.

Y2K:  A reference to the Year 2000.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value............  $122,483,942   $214,355,903   $ 31,254,831   $ 52,974,920   $  4,416,677   $  6,687,629

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       401,740        972,199         96,113        234,324         13,925         28,290
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $122,082,202   $213,383,704   $ 31,158,718   $ 52,740,596   $  4,402,752   $  6,659,339
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 1,933,808; 3,643,423;
      931,798; 1,700,099; 211,707;
      345,170, respectively.............  $122,082,202   $213,383,704   $ 31,158,718   $ 52,740,596   $  4,402,752   $  6,659,339
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      63.13   $      58.57   $      33.44   $      31.02   $      20.80   $      19.29
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 92,259,039   $157,084,526   $ 31,256,758   $ 51,422,131   $  4,416,645   $  6,687,598
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    894,167   $  1,562,249   $  1,634,385   $  2,757,329   $    234,618   $    344,988
  Mortality and expense risk charges....    (1,460,503)    (3,510,922)      (398,446)      (960,075)       (57,254)      (118,097)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (566,336)    (1,948,673)     1,235,939      1,797,254        177,364        226,891
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    20,959,131     30,743,835      7,905,044     10,446,433      1,981,587      2,056,000
  Cost of investments sold..............   (14,600,914)   (17,733,882)    (7,666,341)    (9,305,325)    (1,981,584)    (2,056,085)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss)
        on investments..................     6,358,217     13,009,953        238,703      1,141,108              3            (85)
  Realized gain distribution received...     9,090,185     15,881,971        802,262      1,353,476             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......    11,324,734     17,478,811        108,930       (453,461)            27            126
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain on investments...........    26,773,136     46,370,735      1,149,895      2,041,123             30             41
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (70,695)      (170,653)        (5,876)       (14,113)          (549)        (1,129)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase in total equity
        resulting from operations.......  $ 26,136,105   $ 44,251,409   $  2,379,958   $  3,824,264   $    176,845   $    225,803
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       15

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1998
and December 31, 1997

                                                                                 COMMON STOCK
                                                                             INVESTMENT DIVISIONS
                                                      ------------------------------------------------------------------
                                                              SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                 POLICIES                            POLICIES
                                                      ------------------------------      ------------------------------
                                                          1998              1997              1998              1997
                                                      ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................  $   (566,336)     $   (564,116)     $ (1,948,673)     $ (1,931,412)
    Net realized gain (loss) on investments.........     6,358,217         4,215,822        13,009,953         8,950,270
    Realized gain distribution received.............     9,090,185        14,771,244        15,881,971        25,537,359
    Change in unrealized appreciation (depreciation)
      on investments................................    11,324,734         5,780,475        17,478,811         8,692,840
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by
      Separate Account..............................       (70,695)          (51,898)         (170,653)         (126,748)
                                                      ------------      ------------      ------------      ------------
      Net increase in total equity resulting
        from operations.............................    26,136,105        24,151,527        44,251,409        41,122,309
                                                      ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments..................       867,915           754,147         3,915,025         4,629,389
    Policyowners' surrenders........................   (17,529,095)      (11,263,827)      (31,093,451)      (27,429,297)
    Policyowners' annuity and death benefits........      (328,002)       (1,293,819)         (909,451)       (1,085,309)
    Net transfers from (to) Fixed Account...........       636,061           504,772           887,298         1,204,503
    Transfers between Investment Divisions..........    (1,288,107)          466,315           210,211         1,492,856
                                                      ------------      ------------      ------------      ------------
      Net contributions and withdrawals.............   (17,641,228)      (10,832,412)      (26,990,368)      (21,187,858)
                                                      ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.........     8,494,877        13,319,115        17,261,041        19,934,451
TOTAL EQUITY:
    Beginning of year...............................   113,587,325       100,268,210       196,122,663       176,188,212
                                                      ------------      ------------      ------------      ------------
    End of year.....................................  $122,082,202      $113,587,325      $213,383,704      $196,122,663
                                                      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1998           1997           1998           1997           1998           1997           1998           1997
    ---------------------------------------------------------------------------------------------------------------------
    $  1,235,939   $  1,689,631   $  1,797,254   $  2,598,722   $    177,364   $    228,081   $    226,891   $    287,523
         238,703        193,056      1,141,108        968,705              3           (112)           (85)          (239)
         802,262         95,013      1,353,476        163,372             --             --             --             --
         108,930        766,951       (453,461)       705,665             27            184            126            342
          (5,876)        (6,734)       (14,113)       (16,251)          (549)          (391)        (1,129)        (1,000)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,379,958      2,737,917      3,824,264      4,420,213        176,845        227,762        225,803        286,626
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         380,797        149,719      1,248,734      1,770,297         22,211         53,680        256,021        335,693
      (6,440,695)    (4,949,859)    (9,697,341)   (10,332,134)    (1,384,586)    (1,892,719)    (1,679,773)    (2,748,767)
         (97,091)      (262,993)      (254,292)      (511,771)         1,261        (15,502)       (68,684)       (72,602)
         117,867        (13,052)       129,666       (186,189)        (5,137)      (212,192)         1,871        (76,561)
         997,456       (868,097)      (565,295)    (2,077,747)       276,610        407,401        357,038        585,963
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (5,041,666)    (5,944,282)    (9,138,528)   (11,337,544)    (1,089,641)    (1,659,332)    (1,133,527)    (1,976,274)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,661,708)    (3,206,365)    (5,314,264)    (6,917,331)      (912,796)    (1,431,570)      (907,724)    (1,689,648)
      33,820,426     37,026,791     58,054,860     64,972,191      5,315,548      6,747,118      7,567,063      9,256,711
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 31,158,718   $ 33,820,426   $ 52,740,596   $ 58,054,860   $  4,402,752   $  5,315,548   $  6,659,339   $  7,567,063
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       17

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $149,190,568   $ 19,251,450   $ 44,482,903   $  5,532,735   $  6,377,846   $    856,228

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       483,514         87,245        141,467         24,168         19,890          3,344
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $148,707,054   $ 19,164,205   $ 44,341,436   $  5,508,567   $  6,357,956   $    852,884
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,355,547; 327,219;
      1,321,028; 177,293; 305,721;
      44,207, respectively..............  $148,707,054   $ 19,164,205   $ 44,341,436   $  5,508,567   $  6,357,956   $    852,884
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      63.13   $      58.57   $      33.57   $      31.07   $      20.80   $      19.29
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $112,825,145   $ 14,601,743   $ 44,532,714   $  5,468,593   $  6,377,794   $    856,226
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $  1,086,899   $    140,042   $  2,312,094   $    287,274   $    327,897   $     37,952
  Mortality and expense risk charges....    (1,737,232)      (313,787)      (570,421)       (98,795)       (80,029)       (12,993)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (650,333)      (173,745)     1,741,673        188,479        247,868         24,959
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    19,129,549      2,903,786      8,322,044      1,017,783      2,489,402        412,858
  Cost of investments sold..............   (13,735,713)    (1,854,558)    (8,185,830)      (890,941)    (2,489,385)      (412,855)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain on
        investments.....................     5,393,836      1,049,228        136,214        126,842             17              3
  Realized gain distributions
    received............................    11,049,518      1,423,685      1,134,926        141,013             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......    15,285,530      1,681,228        394,096        (61,254)            23              1
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain on investments...........    31,728,884      4,154,141      1,665,236        206,601             40              4
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (83,962)       (15,209)        (8,365)        (1,451)          (758)          (121)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase in total equity
        resulting from operations.......  $ 30,994,589   $  3,965,187   $  3,398,544   $    393,629   $    247,150   $     24,842
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1998
and December 31, 1997

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              1998              1997              1998              1997
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $   (650,333)     $   (632,338)     $   (173,745)     $   (166,662)
    Net realized gain (loss) on investments.............     5,393,836         3,780,534         1,049,228           672,393
    Realized gain distribution received.................    11,049,518        17,319,759         1,423,685         2,253,166
    Change in unrealized appreciation (depreciation) on
      investments.......................................    15,285,530         7,321,265         1,681,228           835,447
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account..................................       (83,962)          (59,410)          (15,209)          (11,378)
                                                          ------------      ------------      ------------      ------------
      Net increase in total equity resulting from
        operations......................................    30,994,589        27,729,810         3,965,187         3,582,966
                                                          ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................        13,517           698,016           219,509           265,718
    Policyowners' surrenders............................   (14,197,642)       (9,979,186)       (1,843,270)       (1,552,399)
    Policyowners' annuity and death benefits............    (1,742,537)       (1,846,691)         (239,308)         (201,003)
    Net transfers from (to) Fixed Account...............     1,087,585         1,261,793           (34,395)           41,777
    Transfers between Investment Divisions..............      (644,487)          558,642          (213,208)          236,080
                                                          ------------      ------------      ------------      ------------
      Net contributions and withdrawals.................   (15,483,564)       (9,307,426)       (2,110,672)       (1,209,827)
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.............    15,511,025        18,422,384         1,854,515         2,373,139
TOTAL EQUITY:
  Beginning of year.....................................   133,196,029       114,773,645        17,309,690        14,936,551
                                                          ------------      ------------      ------------      ------------
  End of year...........................................  $148,707,054      $133,196,029      $ 19,164,205      $ 17,309,690
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1998           1997           1998           1997           1998           1997           1998           1997
    ---------------------------------------------------------------------------------------------------------------------
    $  1,741,673   $  2,364,287   $    188,479   $    264,234   $    247,868   $    282,567   $     24,959   $     28,141
         136,214        363,480        126,842         90,798             17            (40)             3            (17)
       1,134,926        133,101        141,013         16,538             --             --             --             --
         394,096        995,883        (61,254)        73,994             23            129              1             27
          (8,365)        (9,453)        (1,451)        (1,640)          (758)          (466)          (121)           (99)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,398,544      3,847,298        393,629        443,924        247,150        282,190         24,842         28,052
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (83,812)       195,193         82,767        104,100         24,345        (11,970)        14,107         22,330
      (6,156,145)    (6,748,806)      (730,095)      (808,651)      (998,881)    (1,228,154)      (147,788)      (118,945)
        (600,364)    (1,409,901)      (132,284)      (109,111)       (53,573)       (31,260)          (120)        (1,760)
         281,773         57,010          4,704        (17,535)        12,618        (43,738)         1,306         (4,291)
         328,723       (810,766)         9,933       (129,141)       314,490        276,812        202,684       (106,939)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (6,229,825)    (8,717,270)      (764,975)      (960,338)      (701,001)    (1,038,310)        70,189       (209,605)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,831,281)    (4,869,972)      (371,346)      (516,414)      (453,851)      (756,120)        95,031       (181,553)
      47,172,717     52,042,689      5,879,913      6,396,327      6,811,807      7,567,927        757,853        939,406
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 44,341,436   $ 47,172,717   $  5,508,567   $  5,879,913   $  6,357,956   $  6,811,807   $    852,884   $    757,853
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       21

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by New York Life Insurance and Annuity Corporation.
  Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation. Effective December 19, 1994, sales of all such Policies were discontinued.
  There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I and Separate Account-II and the Fixed Account of New York Life Insurance and Annuity Corporation.
  No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.
  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.
  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.
  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At December 31, 1998, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................     5,187          9,077        2,363         4,005         4,417          6,688
Identified cost*...........................  $ 92,259       $157,085      $31,257       $51,422       $ 4,417       $  6,688
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................     6,318           815         3,363           418         6,378            856
Identified cost*...........................  $112,825       $14,602       $44,533       $ 5,469       $ 6,378       $    856

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 1998 were as follows:

                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $11,808       $17,608       $ 4,882       $ 4,415       $ 1,065       $  1,141
Proceeds from sales........................   20,959        30,744         7,905        10,446         1,982          2,056
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $14,019       $ 2,037       $ 4,947       $   578       $ 2,033       $    508
Proceeds from sales........................   19,130         2,904         8,322         1,018         2,489            413

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible Premium Policies are charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------
At December 31, 1998, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                    COMMON STOCK                    BOND                    MONEY MARKET
                                                INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                               ----------------------      ----------------------      ----------------------
                                                SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                               PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                               POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                               ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $ 1,386       $(1,623)      $   230       $ 5,108       $  (745)      $    618
Accumulated net investment income (loss).....    1,824        (3,318)       27,931        42,436         5,178          6,093
Accumulated net realized gain (loss) on
  investments and realized gain distributions
  received...................................   88,971       161,864         3,167         3,982            (1)            (1)
Unrealized appreciation (depreciation) on
  investments................................   30,225        57,271            (2)        1,553            --             --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (324)         (810)         (167)         (338)          (29)           (51)
                                               --------      --------      --------      --------      --------      --------
Net amount applicable to Policyowners........  $122,082      $213,384      $31,159       $52,741       $ 4,403       $  6,659
                                               ========      ========      ========      ========      ========      ========
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $14,527       $   451       $   947       $   (20)      $   209       $    101
Accumulated net investment income (loss).....    1,763          (270)       39,435         4,842         6,187            762
Accumulated net realized gain (loss) on
  investments and realized gain distributions
  received...................................   96,415        14,404         4,286           670            (1)            --
Unrealized appreciation (depreciation) on
  investments................................   36,365         4,650           (50)           64            --             --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (363)          (71)         (277)          (47)          (37)           (10)
                                               --------      --------      --------      --------      --------      --------
Net amount applicable to Policyowners........  $148,707      $19,164       $44,341       $ 5,509       $ 6,358       $    853
                                               ========      ========      ========      ========      ========      ========

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                1998           1997           1998           1997
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on premium payments............................      15             17             76            112
Units redeemed on surrenders................................    (316)          (270)          (611)          (663)
Units redeemed on annuity and death benefits................      (3)            (6)            (8)            (6)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      12             11             17             27
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (23)            11              3             35
                                                               -----          -----          -----          -----
    Net decrease............................................    (315)          (237)          (523)          (495)
Units outstanding, beginning of year........................   2,249          2,486          4,166          4,661
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,934          2,249          3,643          4,166
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued (redeemed) on premium payments.................       1             16              4              6
Units redeemed on surrenders................................    (258)          (233)           (38)           (38)
Units redeemed on annuity and death benefits................     (30)           (28)            (2)            (2)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      19             28             (1)             1
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (14)            11             (4)             6
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (282)          (206)           (41)           (27)
Units outstanding, beginning of year........................   2,638          2,844            368            395
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   2,356          2,638            327            368
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      1998       1997       1998       1997       1998       1997       1998       1997
    -------------------------------------------------------------------------------------
        12          5         42         65          1          3         14         18
      (202)      (170)      (331)      (390)       (68)       (96)       (90)      (151)
        (1)        (6)        (3)        (5)        --         (1)        (2)        (3)
         4         (1)         4         (7)        --        (11)        --         (4)
        29        (30)       (19)       (76)        13         21         18         32
     -----      -----      -----      -----      -----      -----      -----      -----
      (158)      (202)      (307)      (413)       (54)       (84)       (60)      (108)
     1,090      1,292      2,007      2,420        266        350        405        513
     -----      -----      -----      -----      -----      -----      -----      -----
       932      1,090      1,700      2,007        212        266        345        405
     =====      =====      =====      =====      =====      =====      =====      =====
        (2)         7          3          4          1         (1)         1          1
      (192)      (248)       (27)       (31)       (48)       (63)        (9)        (6)
       (18)       (29)        (2)        (2)        (3)        (1)        --         --
         9          2         --         (1)         1         (2)        --         --
        10        (27)        --         (5)        15         14         11         (6)
     -----      -----      -----      -----      -----      -----      -----      -----
      (193)      (295)       (26)       (35)       (34)       (53)         3        (11)
     1,514      1,809        203        238        340        393         41         52
     -----      -----      -----      -----      -----      -----      -----      -----
     1,321      1,514        177        203        306        340         44         41
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------
The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of Separate Account-I and Separate Account-II:

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
             COMMON STOCK INVESTMENT DIVISIONS                 1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $50.50      $40.34      $32.81      $25.72      $25.73
Net investment income (loss)................................   (0.27)      (0.24)      (0.12)         --        0.03
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   12.90       10.40        7.65        7.09       (0.04)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $63.13      $50.50      $40.34      $32.81      $25.72
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $50.50      $40.34      $32.81      $25.72      $25.73
Net investment income (loss)................................   (0.26)      (0.23)      (0.12)         --        0.03
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   12.89       10.39        7.65        7.09       (0.04)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $63.13      $50.50      $40.34      $32.81      $25.72
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $47.08      $37.80      $30.90      $24.34      $24.48
Net investment loss.........................................   (0.50)      (0.44)      (0.29)      (0.14)      (0.09)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   11.99        9.72        7.19        6.70       (0.05)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $58.57      $47.08      $37.80      $30.90      $24.34
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $47.08      $37.80      $30.90      $24.34      $24.48
Net investment loss.........................................   (0.50)      (0.43)      (0.29)      (0.14)      (0.09)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   11.99        9.71        7.19        6.70       (0.05)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $58.57      $47.08      $37.80      $30.90      $24.34
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                 BOND INVESTMENT DIVISIONS                     1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $31.03      $28.66      $28.44      $24.34      $25.51
Net investment income.......................................    1.25        1.42        1.29        1.30        1.22
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.16        0.95       (1.07)       2.80       (2.39)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $33.44      $31.03      $28.66      $28.44      $24.34
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $31.15      $28.76      $28.54      $24.43      $25.60
Net investment income.......................................    1.23        1.42        1.30        1.31        1.19
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.19        0.97       (1.08)       2.80       (2.36)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $33.57      $31.15      $28.76      $28.54      $24.43
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $28.93      $26.85      $26.78      $23.03      $24.26
Net investment income.......................................    0.98        1.18        1.14        1.16        1.11
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.11        0.90       (1.07)       2.59       (2.34)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $31.02      $28.93      $26.85      $26.78      $23.03
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $28.98      $26.89      $26.82      $23.07      $24.30
Net investment income.......................................    1.00        1.20        1.13        1.15        1.10
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.09        0.89       (1.06)       2.60       (2.33)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $31.07      $28.98      $26.89      $26.82      $23.07
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

--------------------------------------------------------------------------------

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
             MONEY MARKET INVESTMENT DIVISIONS                 1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $20.02      $19.26      $18.57      $17.81      $17.36
Net investment income.......................................    0.78        0.76        0.69        0.76        0.45
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $20.80      $20.02      $19.26      $18.57      $17.81
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $20.02      $19.26      $18.57      $17.81      $17.36
Net investment income.......................................    0.78        0.76        0.69        0.76        0.45
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $20.80      $20.02      $19.26      $18.57      $17.81
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $18.66      $18.05      $17.48      $16.85      $16.51
Net investment income.......................................    0.63        0.61        0.57        0.63        0.34
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $19.29      $18.66      $18.05      $17.48      $16.85
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $18.66      $18.05      $17.48      $16.85      $16.51
Net investment income.......................................    0.63        0.61        0.57        0.63        0.34
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $19.29      $18.66      $18.05      $17.48      $16.85
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation MFA Separate Account-I and the New York Life Insurance and Annuity Corporation MFA Separate Account-II) at December 31, 1998, and the results of each of their operations, the changes in each of their total equity, and the selected per unit data for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 with the MainStay VP Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

--------------------------------------------------------------------------------
To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I and NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I may be invested in shares of the Calvert Variable Series, Inc., the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, MFS Variable Insurance Trust, Morgan Stanley Dean Witter Universal Funds, Inc., T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust, which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 17, 1998, executive officers of the Fund were elected. On December 29, 1998, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

/s/ RICHARD M. KERNAN JR.

Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

SHORT-TERM
INVESTMENTS (100.0%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITY (1.3%)
Bishop's Gate Residential
 Mortgage Trust
 Series 1998-2A Class A1
 5.75%, due 11/22/99 (b)(c)(d)....  $3,000,000   $  3,000,000
                                                 ------------
CERTIFICATES OF DEPOSIT (13.8%)
ABN AMRO New York
 5.75%, due 3/31/99 (d)...........   2,000,000      2,002,008
Bayerische Hypo-und Vereinsbank AG
 5.55%, due 1/4/99 (d)............   2,000,000      2,000,010
Bayerische Landesbank Girozentrale
 5.09%, due 3/23/99 (c)(d)........   3,000,000      2,999,483
Bayerische Landesbank New York
 5.41%, due 5/10/99 (c)(d)........   2,000,000      1,999,473
Deutsche Bank New York
 5.52%, due 1/14/99 (d)...........   3,000,000      2,999,713
 5.67%, due 1/8/99 (d)............   2,000,000      1,999,986
Dresdner Bank AG
 5.15%, due 3/29/99 (d)...........   3,000,000      2,999,806
ING Bank N.V.
 5.14%, due 3/15/99 (d)...........   2,000,000      1,999,962
Rabobank Nederland N.V. New York
 4.83%, due 10/6/99 (d)...........   2,000,000      1,999,990
 5.64%, due 7/30/99 (d)...........   2,000,000      2,006,312
 5.71%, due 4/16/99 (d)...........   3,000,000      3,003,768
Societe Generale New York
 5.68%, due 3/22/99 (d)...........   3,000,000      3,000,232
Svenska Handelsbanken Inc.
 5.78%, due 5/28/99 (d)...........   3,000,000      3,002,308
                                                 ------------
                                                   32,013,051
                                                 ------------
COMMERCIAL PAPER (77.9%)
Abbey National North America
 5.15%, due 1/6/99................   2,000,000      1,998,569
 5.20%, due 1/6/99................   2,000,000      1,998,556
Alliance & Leicester PLC
 5.28%, due 3/8/99 (b)............   2,000,000      1,980,640
 5.33%, due 3/8/99 (b)............   2,000,000      1,980,457
Allianz of America Finance Corp.
 5.10%, due 3/24/99 (b)...........   2,000,000      1,976,767
 5.17%, due 2/19/99 (b)...........   1,735,000      1,722,791
Allomon Funding Corp.
 5.35%, due 1/7/99 (b)............   2,000,000      1,998,217
 5.45%, due 1/4/99 (b)............   2,000,000      1,999,092
 5.45%, due 1/11/99 (b)...........   2,065,000      2,061,874

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------

COMMERCIAL PAPER (Continued)
American Express Credit Corp.
 4.80%, due 2/26/99...............  $2,000,000   $  1,985,067
 5.18%, due 3/12/99...............   2,000,000      1,979,856
 5.25%, due 2/10/99...............   2,000,000      1,988,333
American General Finance Corp.
 5.23%, due 2/1/99................   2,000,000      1,990,993
ANZ (Delaware) Inc.
 5.06%, due 3/12/99...............   2,000,000      1,980,342
Banca CRT Financial Corp.
 5.12%, due 3/30/99...............   2,000,000      1,974,969
 5.15%, due 4/1/99................   3,000,000      2,961,375
 5.35%, due 3/3/99................   1,599,000      1,584,505
 5.45%, due 1/20/99...............   2,500,000      2,492,809
 5.53%, due 2/10/99...............   1,700,000      1,689,555
Bayerische Hypo-und Vereinsbank AG
 4.77%, due 6/30/99...............   2,000,000      1,952,300
BCI Funding Corp.
 5.09%, due 3/8/99................   2,000,000      1,981,337
 5.12%, due 2/17/99...............   2,500,000      2,483,289
 5.23%, due 1/6/99................   2,000,000      1,998,547
 5.25%, due 2/9/99................   2,000,000      1,988,625
BellSouth Telecommunications Inc.
 5.05%, due 2/18/99...............   1,000,000        993,267
 5.07%, due 2/5/99................   1,850,000      1,840,881
BTR Dunlop Finance Inc.
 4.80%, due 6/10/99 (b)...........   2,000,000      1,957,333
 4.88%, due 6/10/99 (b)...........   2,000,000      1,956,622
Caisse Centrale Desjardins du
 Quebec
 5.00%, due 4/1/99................   2,000,000      1,975,000
 5.10%, due 1/26/99...............   3,000,000      2,989,375
Commerzbank U.S. Finance Inc.
 5.02%, due 3/2/99................   2,000,000      1,983,267
Cregem North America Inc.
 4.82%, due 4/6/99................   1,000,000        987,281
 5.00%, due 4/6/99................   2,000,000      1,973,611
 5.49%, due 1/5/99................   4,000,000      3,997,560
Deutsche Bank Financial Inc.
 5.22%, due 1/5/99................   2,000,000      1,998,840
Ford Motor Credit Co.
 5.08%, due 1/29/99...............   2,000,000      1,992,098
 5.15%, due 2/19/99...............   1,600,000      1,588,784
 5.16%, due 2/5/99................   1,600,000      1,591,973
 5.25%, due 1/8/99................   1,800,000      1,798,162
 5.31%, due 1/11/99...............   2,000,000      1,997,050

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    -----------------------
COMMERCIAL PAPER (Continued)
Formosa Plastics Corp. U.S.A.
 4.95%, due 6/14/99...............  $1,500,000   $  1,466,175
 5.15%, due 2/9/99................   2,000,000      1,988,842
Franklin Resources Inc.
 5.12%, due 3/11/99 (b)...........   1,800,000      1,782,336
 5.22%, due 2/16/99 (b)...........   1,000,000        993,330
General Electric Capital Corp.
 4.85%, due 7/28/99...............   2,000,000      1,943,955
 5.07%, due 2/12/99...............   2,000,000      1,988,170
 5.16%, due 3/9/99................   2,000,000      1,980,793
 5.30%, due 1/20/99...............   2,000,000      1,994,405
 5.49%, due 1/29/99...............   2,400,000      2,389,752
Generale Bank Inc.
 4.85%, due 6/15/99...............   2,000,000      1,955,542
Goldman Sachs Group L.P. (The)
 4.95%, due 5/27/99...............   1,300,000      1,273,902
 5.18%, due 2/23/99...............   2,000,000      1,984,748
 5.38%, due 1/7/99................   2,000,000      1,998,207
ING America Insurance Holdings
 Inc.
 5.25%, due 2/3/99................   2,300,000      2,288,931
KFW International Finance Inc.
 4.90%, due 5/28/99...............   2,000,000      1,959,983
Lloyds Bank PLC
 4.85%, due 6/3/99................   4,000,000      3,917,550
Merrill Lynch & Co. Inc.
 5.08%, due 2/11/99...............   2,000,000      1,988,429
 5.12%, due 2/5/99................   2,000,000      1,990,044
Morgan (J.P.) & Co. Inc.
 5.05%, due 3/25/99...............   1,750,000      1,729,625
 5.06%, due 1/27/99...............   2,100,000      2,092,326
Morgan Stanley Dean Witter
 Discover & Co.
 5.13%, due 1/12/99...............   2,000,000      1,996,865
 5.15%, due 1/21/99...............   2,000,000      1,994,278
 5.15%, due 2/4/99................   2,000,000      1,990,272
 5.26%, due 3/12/99...............   1,350,000      1,336,192
National Rural Utilities
 Cooperative Finance Corp.
 4.85%, due 4/27/99...............   2,000,000      1,968,744
 5.02%, due 3/19/99...............   2,000,000      1,978,526
Norwest Corp.
 4.95%, due 2/3/99................   2,000,000      1,990,925

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    -----------------------

COMMERCIAL PAPER (Continued)
Prudential Finance (Jersey) Ltd.
 5.18%, due 2/11/99...............  $2,000,000   $  1,988,201
 5.25%, due 1/8/99................   2,000,000      1,997,958
Prudential Funding Corp.
 5.06%, due 3/11/99...............   2,000,000      1,980,603
 5.12%, due 1/13/99...............   2,000,000      1,996,587
 5.23%, due 2/11/99...............   2,000,000      1,988,087
Receivables Capital Corp.
 5.30%, due 2/4/99 (b)............   1,800,000      1,790,990
 5.31%, due 1/11/99 (b)...........   2,000,000      1,997,050
 5.38%, due 1/14/99 (b)...........   1,400,000      1,397,280
 5.40%, due 1/29/99 (b)...........   2,000,000      1,991,600
Salomon Smith Barney Holdings Inc.
 5.12%, due 1/25/99...............   2,000,000      1,993,173
 5.15%, due 2/16/99...............   2,100,000      2,086,181
 5.23%, due 1/19/99...............   1,025,000      1,022,320
 5.42%, due 1/11/99...............   2,000,000      1,996,989
San Paolo U.S. Financial Co.
 5.06%, due 1/20/99...............   2,000,000      1,994,659
 5.19%, due 2/19/99...............   2,000,000      1,985,872
Societe Generale North America
 Inc.
 5.00%, due 5/3/99................   2,000,000      1,966,111
Svenska Handelsbanken Inc.
 5.05%, due 3/15/99...............   2,000,000      1,979,519
UBS Finance (Delaware) Inc.
 4.98%, due 4/19/99...............   2,000,000      1,970,120
 5.12%, due 2/12/99...............   2,000,000      1,988,062
 5.22%, due 1/5/99................   2,000,000      1,998,840
UNIfunding Inc.
 5.08%, due 2/19/99...............   2,000,000      1,986,171
 5.19%, due 3/9/99................   2,000,000      1,980,681
 5.21%, due 3/9/99................   1,050,000      1,039,819
Wood Street Funding Corp.
 5.27%, due 1/29/99...............   2,000,000      1,991,802
 5.37%, due 1/26/99...............   2,000,000      1,992,542
                                                 ------------
                                                  180,434,033
                                                 ------------
MEDIUM-TERM NOTES (7.0%)
First Union Corp.
 5.61%, due 7/1/99 (c)(d).........   2,000,000      2,000,251
Goldman Sachs Group L.P.
 5.63%, due 3/26/99 (c)(d)........   2,500,000      2,500,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    -----------------------
MEDIUM-TERM NOTES (Continued)
International Business Machines
 Corp.
 5.14%, due 4/1/99 (c)(d).........  $3,000,000   $  2,999,489
Merrill Lynch & Co. Inc.
 Series B
 5.20%, due 3/17/99 (c)(d)........   3,600,000      3,600,377
National Rural Utilities
 Cooperative Finance Corp.
 5.17%, due 9/21/99 (c)(d)........   2,000,000      2,000,000
Norwest Corp.
 5.27%, due 2/24/99 (c)(d)........   3,000,000      3,000,504
                                                 ------------
                                                   16,100,621
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $231,547,705)
 (e)..............................       100.0%   231,547,705
Cash and Other Assets,
 Less Liabilities.................         0.0(a)       4,335
                                    ----------   ------------
Net Assets........................       100.0%  $231,552,040
                                    ==========   ============

------------
(a) Less than one tenth of a percent.
(b) May be sold to institutional investors only.
(c) Floating rate. Rate shown is the rate in effect at December 31, 1998.
(d) Coupon interest bearing security.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Auto Finance................  $  8,968,068        3.9%
Banks #.....................   107,215,048       46.3
Brokerage...................    35,533,911       15.3
Computers & Office Equipment     2,999,489        1.3
Consumer Financial
  Services..................     5,953,256        2.6
Finance.....................    47,203,077       20.4
Industrial..................     3,913,956        1.7
Insurance...................     7,979,482        3.4
Residential Mortgage
  Loans.....................     3,000,000        1.3
Telecommunication
  Services..................     2,834,148        1.2
Utilities...................     5,947,270        2.6
                              ------------    --------
                               231,547,705      100.0
Cash and Other Assets,
  Less Liabilities..........         4,335        0.0*
                              ------------    --------
Net Assets..................  $231,552,040      100.0%
                              ============    ========

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (amortized cost $231,547,705)..........   $231,547,705
Cash.....................................        113,361
Interest receivable......................        950,884
                                            ------------
        Total assets.....................    232,611,950
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         47,164
  Administrator..........................         37,731
  Custodian..............................          8,248
  Directors..............................             83
Accrued expenses.........................         63,799
Dividend payable.........................        902,885
                                            ------------
        Total liabilities................      1,059,910
                                            ------------
Net assets applicable to outstanding
  shares.................................   $231,552,040
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 600 million shares authorized...   $  2,315,534
Additional paid-in capital...............    229,236,365
Accumulated undistributed net realized
  gain on investments....................            141
                                            ------------
Net assets applicable to outstanding
  shares.................................   $231,552,040
                                            ============
Shares of capital stock outstanding......    231,553,423
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest...............................   $  9,987,094
                                            ------------
Expenses:
  Advisory...............................        446,059
  Administration.........................        356,847
  Shareholder communication..............         72,293
  Professional...........................         41,458
  Custodian..............................         24,237
  Directors..............................         10,380
  Miscellaneous..........................         16,971
                                            ------------
        Total expenses...................        968,245
                                            ------------
Net investment income....................      9,018,849
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........          2,765
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  9,021,614
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998            1997
                                                              -----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   9,018,849   $   6,478,968
  Net realized gain on investments..........................          2,765           1,549
                                                              -------------   -------------
  Net increase in net assets resulting from operations......      9,021,614       6,480,517
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................     (9,018,849)     (6,478,968)
  From net realized gain on investments.....................         (2,107)             --
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......     (9,020,956)     (6,478,968)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    485,909,046     285,479,612
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............      8,752,871       6,345,913
                                                              -------------   -------------
                                                                494,661,917     291,825,525
  Cost of shares redeemed...................................   (403,892,045)   (269,392,486)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................     90,769,872      22,433,039
                                                              -------------   -------------
Net increase in net assets..................................     90,770,530      22,434,588
NET ASSETS:
Beginning of year...........................................    140,781,510     118,346,922
                                                              -------------   -------------
End of year.................................................  $ 231,552,040   $ 140,781,510
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                           YEAR ENDED DECEMBER 31
                                                      1998           1997           1996           1995           1994
                                                  ------------------------------------------------------------------------
Net asset value at beginning of year...........   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                  ------------   ------------   ------------   ------------   ------------
Net investment income..........................           0.05           0.05           0.05           0.05           0.04
                                                  ------------   ------------   ------------   ------------   ------------
Less dividends:
  From net investment income...................          (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
                                                  ------------   ------------   ------------   ------------   ------------
Net asset value at end of year.................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                  ============   ============   ============   ============   ============
Total investment return........................           5.18%          5.25%          4.95%          5.59%          3.82%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income........................           5.05%          5.13%          4.92%          5.44%          3.97%
  Net expenses.................................           0.54%          0.54%          0.62%          0.62%          0.62%
  Expenses (before reimbursement)..............           0.54%          0.54%          0.64%          0.94%          0.89%
Net assets at end of year (in 000's)...........   $    231,552   $    140,782   $    118,347   $     87,839   $     71,116

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

LONG-TERM BONDS (95.8%)+
CORPORATE BONDS (50.1%)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AUTO PARTS & EQUIPMENT (1.9%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000   $  5,206,250
                                                 ------------
BANKS (4.0%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000      4,270,000
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000      1,086,250
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000      5,675,000
                                                 ------------
                                                   11,031,250
                                                 ------------
CHEMICALS (1.1%)
Praxair, Inc.
 6.15%, due 4/15/03..............    3,000,000      2,996,250
                                                 ------------
CONGLOMERATES--DIVERSIFIED (0.7%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000      2,082,500
                                                 ------------
DIVERSIFIED UTILITIES (2.9%)
New Century Energies, Inc.
 6.00%, due 1/1/01...............    3,000,000      3,033,750
Niagara Mohawk Power Corp.
 7.125%, due 7/1/01..............    5,000,000      5,068,750
                                                 ------------
                                                    8,102,500
                                                 ------------
DRUGS--GENERIC & OVER THE COUNTER
 (1.8%)
Merck & Co., Inc.
 5.95%, due 12/1/28..............    5,000,000      5,025,000
                                                 ------------
ELECTRIC UTILITIES (3.8%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17..............    5,000,000      5,287,500
Commonwealth Edison
 6.95%, due 7/15/18..............    5,000,000      5,256,250
                                                 ------------
                                                   10,543,750
                                                 ------------
ELECTRONICS/ELECTRIC (3.3%)
Raytheon Co.
 5.95%, due 3/15/01..............    5,000,000      5,031,250
 6.75%, due 3/15/18..............    4,000,000      4,105,000
                                                 ------------
                                                    9,136,250
                                                 ------------
FINANCE (11.5%)
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000      5,056,250
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000      6,015,000

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FINANCE (Continued)
Household Finance Corp.
 6.50%, due 11/15/08.............  $ 5,000,000   $  5,200,000
John Deere Capital Corp.
 5.35%, due 10/23/01.............    5,000,000      4,981,250
Mellon Financial Co.
 7.625%, due 11/15/99 (a)........    3,000,000      3,064,065
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      7,586,250
                                                 ------------
                                                   31,902,815
                                                 ------------
GAS UTILITIES (2.9%)
KN Energy, Inc.
 6.45%, due 3/1/03...............    5,000,000      5,006,250
Williams Companies, Inc.
 6.125%, due 2/1/01..............    3,000,000      3,003,750
                                                 ------------
                                                    8,010,000
                                                 ------------
OIL & GAS (1.6%)
Oryx Energy Co.
 9.50%, due 11/1/99 (a)..........    4,235,000      4,346,169
                                                 ------------
PAPER/PRODUCTS (1.7%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000      4,741,875
                                                 ------------
POLLUTION CONTROL (1.5%)
USA Waste Services, Inc.
 7.00%, due 10/1/04..............    4,000,000      4,195,000
                                                 ------------
RAILROADS (4.7%)
CSX Corp.
 7.05%, due 5/1/02...............    7,000,000      7,262,500
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    5,000,000      5,825,000
                                                 ------------
                                                   13,087,500
                                                 ------------
RETAIL STORES (1.8%)
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000      5,112,500
                                                 ------------
TELECOMMUNICATIONS (4.9%)
Sprint Capital Corp.
 6.875%, due 11/15/28............    8,000,000      8,360,000
Worldcom, Inc.
 6.40%, due 8/15/05..............    5,000,000      5,187,500
                                                 ------------
                                                   13,547,500
                                                 ------------
Total Corporate Bonds
 (Cost $134,974,420).............                 139,067,109
                                                 ------------


------------
+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (42.0%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FEDERAL HOME LOAN BANK (1.8%)
 5.625%, due 3/19/01.............  $ 5,000,000   $  5,081,925
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (2.6%)
 5.91%, due 8/25/03..............    7,000,000      7,065,751
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION
 (MORTGAGE PASS-THROUGH
 SECURITIES) (10.9%)
 6.00%, due 12/1/27..............    3,652,705      3,607,046
 6.50%, due 11/1/09..............    5,714,809      5,825,534
 6.50%, due 10/1/27..............    4,935,162      4,970,636
 7.00%, due 2/1/27...............    8,373,203      8,564,221
 8.00%, due 5/1/25...............    6,992,541      7,265,691
                                                 ------------
                                                   30,233,128
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITY) (1.0%)
 9.00%, due 4/15/26..............    2,647,940      2,827,504
                                                 ------------
UNITED STATES TREASURY BONDS
 (7.6%)
 5.50%, due 8/15/28..............    8,000,000      8,379,984
 6.125%, due 11/15/27............    7,000,000      7,835,590
 7.125%, due 2/15/23.............    4,000,000      4,921,388
                                                 ------------
                                                   21,136,962
                                                 ------------
UNITED STATES TREASURY NOTES
 (18.1%)
 5.50%, due 3/31/03..............   14,000,000     14,415,772
 6.125%, due 8/15/07.............    5,000,000      5,470,550
 6.25%, due 8/31/02..............   13,000,000     13,672,386
 6.50%, due 8/15/05..............   15,000,000     16,491,405
                                                 ------------
                                                   50,050,113
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $113,363,063).............                 116,395,383
                                                 ------------
YANKEE BONDS (3.7%)

COMMERCIAL PRINTING (1.9%)
Quebecor Printing Capital Corp.
 7.25%, due 1/15/07..............    5,000,000      5,268,750
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
CRUDE PETROLEUM &
 NATURAL GAS (1.8%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99 (a)..........  $ 5,000,000   $  5,050,000
                                                 ------------
Total Yankee Bonds
 (Cost $10,051,581)..............                  10,318,750
                                                 ------------
Total Long-Term Bonds
 (Cost $258,389,064).............                 265,781,242
                                                 ------------

SHORT-TERM
INVESTMENTS (2.7%)
COMMERCIAL PAPER (2.7%)
Associates Corp. of North America
 4.708%, due on demand (b).......    3,167,000      3,167,000
Avnet, Inc.
 5.55%, due 1/22/99..............      500,000        498,380
Ford Motor Credit Corp.
 4.93%, due 1/7/99...............    2,570,000      2,567,888
Fortune Brands, Inc.
 5.65%, due 1/11/99..............      240,000        239,623
South Carolina Electric & Gas
 5.40%, due 2/11/99..............    1,000,000        993,846
                                                 ------------
Total Short-Term Investments
 (Cost $7,466,737)...............                   7,466,737
                                                 ------------
Total Investments
 (Cost $265,855,801) (c).........         98.5%   273,247,979(d)
Cash and Other Assets,
 Less Liabilities................          1.5      4,144,252
                                    ----------   ------------
Net Assets.......................        100.0%  $277,392,231
                                    ==========   ============

------------
(a)  Long-term security maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1998.
(c)  The cost for Federal income tax purposes is $265,956,706.
(d) At December 31, 1998 net unrealized appreciation was $7,291,273, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,597,149 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $305,876.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $265,855,801).........   $273,247,979
Cash.....................................          1,501
Receivables:
  Interest...............................      4,456,469
  Fund shares sold.......................        117,338
                                            ------------
        Total assets.....................    277,823,287
                                            ------------
LIABILITIES:
Payables:
  Adviser................................        169,874
  Fund shares redeemed...................        146,548
  Administrator..........................         46,515
  Shareholder communication..............         34,782
  Directors..............................            104
Accrued expenses.........................         33,233
                                            ------------
        Total liabilities................        431,056
                                            ------------
Net assets applicable to outstanding
  shares.................................   $277,392,231
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    209,694
Additional paid-in capital...............    269,782,716
Accumulated undistributed net investment
  income.................................          7,643
Net unrealized appreciation on
  investments............................      7,392,178
                                            ------------
Net assets applicable to outstanding
  shares.................................   $277,392,231
                                            ============
Shares of capital stock outstanding......     20,969,392
                                            ============
Net asset value per share outstanding....   $      13.23
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest...............................   $ 15,813,057
                                            ------------
Expenses:
  Advisory...............................        619,671
  Administration.........................        495,736
  Shareholder communication..............         95,418
  Professional...........................         48,701
  Directors..............................         14,365
  Portfolio pricing......................          6,730
  Miscellaneous..........................         17,209
                                            ------------
        Total expenses...................      1,297,830
                                            ------------
Net investment income....................     14,515,227
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      6,948,226
Net change in unrealized appreciation on
  investments............................         19,352
                                            ------------
Net realized and unrealized gain on
  investments............................      6,967,578
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 21,482,805
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 14,515,227   $ 14,358,879
  Net realized gain on investments..........................     6,948,226      2,351,172
  Net change in unrealized appreciation on investments......        19,352      3,848,534
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    21,482,805     20,558,585
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................   (14,391,518)   (14,330,709)
  From net realized gain on investments.....................    (7,064,292)      (640,312)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......   (21,455,810)   (14,971,021)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    63,383,438     21,412,921
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............    21,455,810     14,971,021
                                                              ------------   ------------
                                                                84,839,248     36,383,942
  Cost of shares redeemed...................................   (36,423,049)   (39,397,355)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................    48,416,199     (3,013,413)
                                                              ------------   ------------
Net increase in net assets..................................    48,443,194      2,574,151
NET ASSETS:
Beginning of year...........................................   228,949,037    226,374,886
                                                              ------------   ------------
End of year.................................................  $277,392,231   $228,949,037
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $      7,643   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                       YEAR ENDED DECEMBER 31
                                                  1998           1997           1996           1995           1994
                                              ------------------------------------------------------------------------
Net asset value at beginning of year........  $      13.14   $      12.83   $      13.42   $      12.09   $      13.43
                                              ------------   ------------   ------------   ------------   ------------
Net investment income.......................          0.74           0.88           0.87           0.88           0.88
Net realized and unrealized gain (loss) on
  investments...............................          0.46           0.35          (0.59)          1.33          (1.34)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations............          1.20           1.23           0.28           2.21          (0.46)
                                              ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income................         (0.74)         (0.88)         (0.87)         (0.88)         (0.88)
  From net realized gain
    on investments..........................         (0.37)         (0.04)            --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Total dividends and distributions...........         (1.11)         (0.92)         (0.87)         (0.88)         (0.88)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value at end of year..............  $      13.23   $      13.14   $      12.83   $      13.42   $      12.09
                                              ============   ============   ============   ============   ============
Total investment return.....................          9.12%          9.65%          2.05%         18.31%         (3.39%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................          5.86%          6.42%          6.31%          6.55%          6.53%
  Net expenses..............................          0.52%          0.50%          0.58%          0.62%          0.62%
  Expenses (before reimbursement)...........          0.52%          0.50%          0.58%          0.91%          0.67%
Portfolio turnover rate.....................           206%           187%           103%            81%            88%
Net assets at end of year (in 000's)........  $    277,392   $    228,949   $    226,375   $    235,030   $    206,686

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

COMMON STOCKS (92.2%)+

                                     SHARES         VALUE
                                   -----------------------
BANKS--MAJOR REGIONAL (2.1%)
Bank of New York Co., Inc.
 (The)...........................      300,000   $ 12,075,000
Fleet Financial Group, Inc. .....      192,600      8,606,813
                                                 ------------
                                                   20,681,813
                                                 ------------
BANKS--MONEY CENTER (1.9%)
BankAmerica Corp. ...............      160,000      9,620,000
First Union Corp. ...............      150,000      9,121,875
                                                 ------------
                                                   18,741,875
                                                 ------------
BEVERAGES--ALCOHOLIC (1.0%)
Anheuser-Busch Cos., Inc. .......      160,000     10,500,000
                                                 ------------
BIOTECHNOLOGY (1.8%)
Centocor, Inc. (a)...............      171,100      7,720,888
Genzyme Corp. (a)................      200,000      9,950,000
                                                 ------------
                                                   17,670,888
                                                 ------------
BROADCAST/MEDIA (6.1%)
Capstar Broadcasting Corp. Class
 A (a)...........................      475,000     10,865,625
Clear Channel Communications,
 Inc. (a)........................      150,000      8,175,000
Comcast Corp. Special Class A....      300,000     17,606,250
MediaOne Group Inc. (a)..........      230,000     10,810,000
News Corp. Ltd. (The) ADR (b)....      310,000      8,195,625
USA Networks, Inc. (a)...........      147,000      4,869,375
                                                 ------------
                                                   60,521,875
                                                 ------------
CHEMICALS (0.4%)
IMC Global Inc. .................      172,500      3,687,188
                                                 ------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (5.8%)
ADC Telecommunications, Inc.
 (a).............................      280,000      9,730,000
Ascend Communications, Inc.
 (a).............................      180,000     11,835,000
Cisco Systems, Inc. (a)..........      180,000     16,706,250
Northern Telecom Ltd.............      225,000     11,278,125
Tellabs, Inc. (a)................      125,000      8,570,313
                                                 ------------
                                                   58,119,688
                                                 ------------
COMPUTER SOFTWARE & SERVICES
 (7.4%)
America Online Inc. (a)..........      160,000     23,160,000
Ceridian Corp. (a)...............      140,000      9,773,750
Equifax Inc. ....................      210,000      7,179,375
Microsoft Corp. (a)..............      100,000     13,868,750
Network Associates, Inc. (a).....      117,000      7,751,250
SunGard Data Systems Inc. (a)....      300,000     11,906,250
                                                 ------------
                                                   73,639,375
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

COMPUTER SYSTEMS (4.9%)
Comdisco Inc. ...................      600,000   $ 10,125,000
Dell Computer Corp. (a)..........      120,000      8,782,500
EMC Corp. (a)....................      150,000     12,750,000
Hewlett-Packard Co...............      120,000      8,197,500
Sun Microsystems, Inc. (a).......      100,000      8,562,500
                                                 ------------
                                                   48,417,500
                                                 ------------
ELECTRIC POWER COMPANIES (0.7%)
CMS Energy Corp. ................      135,000      6,539,063
                                                 ------------
ELECTRICAL EQUIPMENT (2.3%)
Checkpoint Systems, Inc. (a).....      214,400      2,653,200
General Electric Co..............      200,000     20,412,500
                                                 ------------
                                                   23,065,700
                                                 ------------
ELECTRONICS--SEMICONDUCTORS
 (1.5%)
Motorola, Inc. ..................      110,000      6,716,875
Texas Instruments Inc. ..........      100,000      8,556,250
                                                 ------------
                                                   15,273,125
                                                 ------------
ENTERTAINMENT (1.2%)
Time Warner Inc. ................      200,000     12,412,500
                                                 ------------
FINANCIAL--MISCELLANEOUS (4.5%)
American General Corp. ..........      120,000      9,360,000
Associates First Capital Corp.
 Class A.........................      260,000     11,017,500
Fannie Mae.......................      160,000     11,840,000
Freddie Mac......................      200,000     12,887,500
                                                 ------------
                                                   45,105,000
                                                 ------------
FOOD (0.8%)
Hershey Foods Corp. .............      126,700      7,879,156
                                                 ------------
FOOD & HEALTH CARE DISTRIBUTORS
 (2.0%)
Cardinal Health, Inc. ...........      135,000     10,243,125
SYSCO Corp. .....................      360,000      9,877,500
                                                 ------------
                                                   20,120,625
                                                 ------------
HEALTH CARE--DIVERSIFIED (5.6%)
Abbott Laboratories..............      225,000     11,025,000
American Home Products Corp. ....      200,000     11,262,500
Bristol-Myers Squibb Co..........       95,000     12,712,187
Johnson & Johnson................      120,000     10,065,000
Warner-Lambert Co................      150,000     11,278,125
                                                 ------------
                                                   56,342,812
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
HEALTH CARE--DRUGS (5.7%)
Glaxo Wellcome PLC ADR (b).......      150,000   $ 10,425,000
Lilly (Eli) & Co.................      160,000     14,220,000
Pharmacia & Upjohn, Inc. ........      200,000     11,325,000
Schering-Plough Corp.............      180,000      9,945,000
SmithKline Beecham PLC ADR (b)...      157,300     10,932,350
                                                 ------------
                                                   56,847,350
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS
 (2.9%)
Biomet, Inc. ....................      150,000      6,037,500
Elan Corp. PLC ADR (a)(b)........      146,900     10,218,731
Medtronic, Inc. .................      175,000     12,993,750
                                                 ------------
                                                   29,249,981
                                                 ------------
HEAVY DUTY TRUCKS & PARTS (0.6%)
Dana Corp. ......................      148,000      6,049,500
                                                 ------------
INSURANCE--LIFE (1.1%)
Provident Cos., Inc. ............      260,000     10,790,000
                                                 ------------
INSURANCE--PROPERTY & CASUALTY
 (1.9%)
Allstate Corp. (The).............      250,000      9,656,250
EXCEL Ltd........................      119,600      8,970,000
                                                 ------------
                                                   18,626,250
                                                 ------------
MANUFACTURING--DIVERSIFIED (1.5%)
Tyco International Ltd...........      200,000     15,087,500
                                                 ------------
MANUFACTURING--MISCELLANEOUS
 (0.9%)
United States Filter Corp. (a)...      400,000      9,150,000
                                                 ------------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (0.8%)
Enron Corp. .....................      135,000      7,703,437
                                                 ------------
OIL & GAS--EQUIPMENT & SERVICES
 (1.1%)
Halliburton Co...................      200,000      5,925,000
Schlumberger Ltd.................      100,000      4,612,500
                                                 ------------
                                                   10,537,500
                                                 ------------
OIL--INTEGRATED DOMESTIC (0.8%)
USX-Marathon Group...............      250,000      7,531,250
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

OIL--INTEGRATED INTERNATIONAL
 (2.5%)
Amoco Corp. .....................      175,000   $ 10,565,625
Mobil Corp. .....................       80,000      6,970,000
Texaco Inc. .....................      133,100      7,037,662
                                                 ------------
                                                   24,573,287
                                                 ------------
PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Corp. .............      195,000      6,045,000
                                                 ------------
PUBLISHING (1.1%)
McGraw-Hill Cos., Inc. (The).....      107,000     10,900,625
                                                 ------------
REAL ESTATE INVESTMENT/
 MANAGEMENT (1.5%)
Chelsea GCA Realty, Inc. ........       96,300      3,430,688
First Industrial Realty Trust,
 Inc. ...........................      175,000      4,692,187
Healthcare Realty Trust, Inc. ...      125,000      2,789,063
Liberty Property Trust...........      166,500      4,100,062
                                                 ------------
                                                   15,012,000
                                                 ------------
RETAIL STORES--DRUGS (1.1%)
Rite Aid Corp. ..................      225,000     11,151,563
                                                 ------------
RETAIL STORES--FOOD (3.1%)
Kroger Co. (The) (a).............      270,000     16,335,000
Safeway Inc. (a).................      220,000     13,406,250
Smart & Final Inc. ..............      163,000      1,568,875
                                                 ------------
                                                   31,310,125
                                                 ------------
RETAIL STORES--GENERAL
 MERCHANDISE (1.4%)
Wal-Mart Stores, Inc. ...........      170,000     13,844,375
                                                 ------------
RETAIL STORES--SPECIALTY (1.4%)
Costco Cos., Inc. (a)............      200,000     14,437,500
                                                 ------------
SPECIALIZED SERVICES (3.5%)
Fiserv, Inc. (a).................      200,000     10,287,500
Service Corp. International......      250,000      9,515,625
ServiceMaster Co. (The)..........      375,000      8,273,438
Sodexho Marriott Services Inc.
 (a).............................       27,500        761,406
Young & Rubicam Inc. (a).........      175,000      5,665,625
                                                 ------------
                                                   34,503,594
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)

                                     SHARES         VALUE
                                   -----------------------
TELECOMMUNICATIONS--
 LONG DISTANCE (4.7%)
Global Crossing Ltd. (a).........      200,000   $  9,025,000
MCI WorldCom, Inc. (a)...........      205,000     14,708,750
Qwest Communications
 International Inc. (a)..........      250,000     12,500,000
Sprint Corp. (FON Group).........      110,000      9,253,750
Sprint Corp. (PCS Group) (a).....       55,000      1,271,875
                                                 ------------
                                                   46,759,375
                                                 ------------
TELEPHONE (3.5%)
ALLTEL Corp. ....................      175,000     10,467,187
Ameritech Corp. .................      206,000     13,055,250
Bell Atlantic Corp. .............      200,000     11,362,500
                                                 ------------
                                                   34,884,937
                                                 ------------
WASTE DISPOSAL (0.5%)
Republic Services, Inc. Class A
 (a).............................      273,500      5,042,656
                                                 ------------
Total Common Stocks
 (Cost $635,443,357).............                 918,755,988
                                                 ------------
SHORT-TERM
INVESTMENTS (7.9%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
COMMERCIAL PAPER (7.9%)
Albertson's Inc.
 5.40%, due 1/22/99..............  $ 4,220,000   $  4,206,703
Alliance Capital Management L.P.
 4.90%, due 1/26/99..............    5,245,000      5,227,150
Associates Corp. of North America
 4.71%, due on demand (c)........   24,400,000     24,400,000
Banca Carito Financial Corp.
 5.50%, due 1/19/99..............      285,000        284,213
Bay State Gas Co.
 5.60%, due 1/26/99..............    6,765,000      6,738,655
Bayerische Vereinsbank AG
 7.00%, due 1/5/99...............   10,000,000      9,992,209
Cleco Corp.
 5.30%, due 1/19/99..............    8,000,000      7,978,794
Fortune Brands Inc.
 5.65%, due 1/11/99..............      160,000        159,748
Northern Illinois Gas Co.
 5.90%, due 1/8/99...............    3,500,000      3,495,982
South Carolina Electric & Gas Co.
 5.40%, due 2/11/99..............    6,198,000      6,159,859
Wisconsin Gas Co.
 5.00%, due 1/29/99..............    5,000,000      4,980,550
Xerox Credit Corp.
 5.25%, due 1/14/99..............    5,000,000      4,990,489
                                                 ------------
Total Short-Term Investments
 (Cost $78,614,352)..............                  78,614,352
                                                 ------------
Total Investments
 (Cost $714,057,709) (d).........        100.1%   997,370,340(e)
Liabilities In Excess of
 Cash and Other Assets...........         (0.1)      (633,900)
                                    ----------   ------------
Net Assets.......................        100.0%  $996,736,440
                                    ==========   ============

------------
(a)  Non-income producing security.
(b) ADR-American Depository Receipt.
(c)  Adjustable rate. Rate shown is the rate in effect at December 31, 1998.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1998 net unrealized appreciation was $283,312,631, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $295,976,840 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,664,209.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $714,057,709).........   $997,370,340
Cash.....................................          2,883
Receivables:
  Dividends and interest.................        699,907
  Fund shares sold.......................        565,941
                                            ------------
        Total assets.....................    998,639,071
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........        612,584
  Adviser................................        559,757
  Fund shares redeemed...................        404,010
  Administrator..........................        159,854
  Shareholder communication..............        121,817
  Directors..............................            354
Accrued expenses.........................         44,255
                                            ------------
        Total liabilities................      1,902,631
                                            ------------
Net assets applicable to outstanding
  shares.................................   $996,736,440
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    422,073
Additional paid-in capital...............    713,001,736
Net unrealized appreciation on
  investments............................    283,312,631
                                            ------------
Net assets applicable to outstanding
  shares.................................   $996,736,440
                                            ============
Shares of capital stock outstanding......     42,207,295
                                            ============
Net asset value per share outstanding....   $      23.62
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  8,831,999
  Interest...............................      2,849,861
                                            ------------
        Total income.....................     11,681,860
                                            ------------
Expenses:
  Advisory...............................      2,153,029
  Administration.........................      1,722,424
  Shareholder communication..............        358,786
  Professional...........................         90,664
  Directors..............................         49,927
  Miscellaneous..........................         47,698
                                            ------------
        Total expenses...................      4,422,528
                                            ------------
Net investment income....................      7,259,332
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     73,678,921
Net change in unrealized appreciation on
  investments............................    123,768,075
                                            ------------
Net realized and unrealized gain on
  investments............................    197,446,996
                                            ------------
Net increase in net assets resulting from
  operations.............................   $204,706,328
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $26,963.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998            1997
                                                              -----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   7,259,332   $   5,317,657
  Net realized gain on investments..........................     73,678,921      97,560,028
  Net change in unrealized appreciation on investments......    123,768,075      52,771,507
                                                              -------------   -------------
  Net increase in net assets resulting from operations......    204,706,328     155,649,192
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................     (7,247,513)     (5,271,609)
  From net realized gain on investments.....................    (73,678,921)    (98,150,349)
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......    (80,926,434)   (103,421,958)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    121,819,072      99,117,945
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     80,926,434     103,421,958
                                                              -------------   -------------
                                                                202,745,506     202,539,903
  Cost of shares redeemed...................................    (88,843,247)    (60,398,261)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................    113,902,259     142,141,642
                                                              -------------   -------------
Net increase in net assets..................................    237,682,153     194,368,876
NET ASSETS:
Beginning of year...........................................    759,054,287     564,685,411
                                                              -------------   -------------
End of year.................................................  $ 996,736,440   $ 759,054,287
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      YEAR ENDED DECEMBER 31
                                               1998            1997            1996            1995            1994
                                           -----------------------------------------------------------------------------
Net asset value at beginning of year.....  $       20.31   $       18.63   $       17.22   $       14.69   $       15.64
                                           -------------   -------------   -------------   -------------   -------------
Net investment income....................           0.19            0.16            0.18            0.22            0.22
Net realized and unrealized gain (loss)
  on investments.........................           5.21            4.74            4.06            4.06           (0.03)
                                           -------------   -------------   -------------   -------------   -------------
Total from investment operations.........           5.40            4.90            4.24            4.28            0.19
                                           -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  From net investment income.............          (0.19)          (0.16)          (0.18)          (0.22)          (0.22)
  From net realized gain
    on investments.......................          (1.90)          (3.06)          (2.65)          (1.53)          (0.92)
                                           -------------   -------------   -------------   -------------   -------------
Total dividends and distributions........          (2.09)          (3.22)          (2.83)          (1.75)          (1.14)
                                           -------------   -------------   -------------   -------------   -------------
Net asset value at end of year...........  $       23.62   $       20.31   $       18.63   $       17.22   $       14.69
                                           =============   =============   =============   =============   =============
Total investment return..................          26.59%          26.75%          24.50%          29.16%           1.20%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income..................           0.84%           0.80%           0.98%           1.29%           1.41%
  Net expenses...........................           0.51%           0.50%           0.58%           0.62%           0.62%
  Expenses (before reimbursement)........           0.51%           0.50%           0.58%           0.91%           0.65%
Portfolio turnover rate..................             69%            103%            104%            104%            108%
Net assets at end of year (in 000's).....  $     996,736   $     759,054   $     564,685   $     427,507   $     330,161

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Fund are as follows:

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (D)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (E)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (F)

STATEMENT OF POSITION 93-2. The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets are not affected.

                                                                                ACCUMULATED
                                                               ACCUMULATED     UNDISTRIBUTED
                                                              UNDISTRIBUTED     NET REALIZED    ADDITIONAL
                                                              NET INVESTMENT    GAIN (LOSS)      PAID-IN
                                                              INCOME (LOSS)    ON INVESTMENTS    CAPITAL
                                                              --------------   --------------   ----------
Bond Portfolio..............................................    $(116,066)        $116,066       $     0
Growth Equity Portfolio.....................................      (11,819)               0        11,819

The reclassifications for the Portfolios are primarily due to investments in real estate investment trusts and paydown gain (loss).

                                      (G)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement.

NYLIAC is Administrator for the Fund.

The Fund, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Cash Management Portfolio...................................    0.25%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life are charged to the Portfolios. For the year ended December 31, 1998, these fees in the following amounts, were included in Professional fees shown on the Statement of Operations:

Cash Management Portfolio...................................   $ 7,147
Bond Portfolio..............................................    10,035
Growth Equity Portfolio.....................................    34,851

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

Cash Management utilized $460 of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios maintain a line of credit of $375,000,000 with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Portfolios pay a commitment fee, at an annual rate of 0.06% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the Portfolios based upon net assets. Interest on any such borrowings is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit at December 31, 1998.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1998, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                GROWTH EQUITY
                                                                    PORTFOLIO               PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES     SALES
                                                              --------------------------------------------
U.S. Government Securities..................................  $248,870    $195,508    $     --    $     --
All others..................................................   288,019     292,604     555,638     556,285
                                                              ---------------------------------------------
Total.......................................................  $536,889    $488,112    $555,638    $556,285
                                                              =============================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares throughout each year ended December 31, 1998 and December 31, 1997 were as follows:

                                                         CASH MANAGEMENT            BOND              GROWTH EQUITY
                                                            PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                         1998       1997       1998       1997       1998       1997
                                                       --------------------------------------------------------------
Shares sold..........................................   485,911    285,484     4,582      1,611      5,372      4,700
Shares issued in reinvestment of
  dividends and distributions........................     8,753      6,346     1,627      1,140      3,440      5,219
                                                       --------------------------------------------------------------
                                                        494,664    291,830     6,209      2,751      8,812      9,919
Shares redeemed......................................  (403,894)  (269,397)   (2,659)    (2,980)    (3,977)    (2,855)
                                                       --------------------------------------------------------------
Net increase (decrease)..............................    90,770     22,433     3,550       (229)     4,835      7,064
                                                       ==============================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio (three of the fifteen portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 1999

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        Anthony W. Polis, Treasurer
                        Sara L. Badler, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        New York Life Insurance Company

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

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